Exhibit 99.1

HERSHEY FOODS ANNOUNCES RECORD SECOND QUARTER AND FIRST HALF RESULTS

HERSHEY, Pa., July 22, 2004—Hershey Foods Corporation (NYSE:HSY) today announced record sales and earnings from operations for the second quarter ended July 4, 2004. Consolidated net sales for the second quarter were $893,688,000 compared with $849,115,000 for the second quarter of 2003. Net income for the second quarter of 2004 was $147,217,000, or $.56 per share-diluted, compared with $71,484,000, or $.27 per share-diluted, for the comparable period of 2003.

These GAAP results include the benefit of a $61.1 million, or $.23 per share-diluted, non-cash reduction of income tax expense resulting from adjustments to tax reserves following the completion of prior years tax audits through the second quarter of 2004; and pre-tax charges related to business rationalization and realignment initiatives of $4.0 million, or $.01 per share-diluted, in the second quarter of 2003.

Excluding these items, net income for the second quarter of 2004 was $86,136,000, or $.33 per share-diluted, compared with $73,998,000, or $.28 per share-diluted, for the second quarter of 2003, an increase of 17.9 percent.

Record Six-Months Results

For the first six months of 2004, consolidated net sales were $1,906,777,000 compared with $1,802,277,000 for the first half of 2003. GAAP net income for the first six months of 2004 was $254,364,000, or $.97 per share-diluted, compared with $169,042,000, or $.64 per share-diluted, for the first half of 2003. Excluding the items mentioned above, net income for the first half of 2004 was $193,283,000, or $.74 per share-diluted, compared with $171,556,000, or $.64 per share-diluted, for the first half of 2003, an increase of 15.6%.

The components of the 2003 business rationalization and realignment initiatives are described in Management’s Discussion and Analysis and Note 4 of the Corporation’s 2003 Annual Report on Form 10-K.

Second Quarter Performance

Hershey’s second quarter sales increased by 5.2%, reflecting unit volume growth primarily associated with the introduction of higher margin new products and limited edition items. Gross margin expanded, despite higher commodities costs, as a result of productivity improvement throughout the supply chain, as well as favorable pricing and mix of products sold. Selling, Marketing, and Administrative costs declined slightly as a percentage of sales as a result of discipline in all spend areas and better-targeted, more efficient brand support.

“Hershey’s second quarter results reflect continued momentum across our business,” said Richard H. Lenny, Chairman, President, and Chief Executive Officer. “Solid top line growth driven by innovative new products and effective customer programming combined with strong productivity gains to deliver record profitability. Our disciplined approach to investing in profitable, on-trend consumer segments and leveraging Hershey’s marketplace leadership continues to produce balanced, sustainable performance.

“As we enter the second half of 2004, we are encouraged by the results to date. We’ll maintain our new product efforts while ensuring a balanced approach to the seasonal periods. Given the strong first-half results and the anticipation of second-half performance within our long-term expectations, we now expect full-year net sales growth to be slightly above our 3-4% on-going guidance. Diluted full-year EPS growth, on a pro forma basis, will be slightly above the stated 9-11% range,” Lenny concluded.

Note: In this sales and earnings release, Hershey has provided income excluding certain items described above, in addition to net income determined in accordance with generally accepted accounting principles (GAAP). This non-GAAP financial measure, as shown in the attached pro forma income statements, is used in evaluating results of operations for internal purposes. This non-GAAP measurement is not intended to replace the presentation of financial results in accordance with GAAP. Rather, the Corporation believes exclusion of such items provides additional information to investors to facilitate the comparison of past and present operations.

Safe Harbor Statement

This release contains statements which are forward-looking. These statements are made based upon current expectations which are subject to risk and uncertainty. Actual results may differ materially from those contained in the forward-looking statements. Factors which could cause results to differ materially include, but are not limited to: changes in the confectionery and grocery business environment, including actions of competitors and changes in confectionery preferences; customer and consumer response to selling price increases; changes in governmental laws and regulations, including taxes; market demand for new and existing products; changes in raw material and other costs; pension cost factors such as actuarial assumptions, market performance, and employee retirement decisions; adequacy of the Company’s bad debt reserve; the Company’s ability to implement improvements to reduce costs associated with its supply chain; and the Company’s ability to successfully implement its rationalization and realignment initiatives, as discussed in the Company’s annual report on Form 10-K for 2003.

Live Webcast

As previously announced, the Company will hold a conference call with analysts today at 10:00 a.m. EDT. The conference call will be webcast live via Hershey’s Corporate Web site www.hersheys.com. Please go to the Investor Relations Section of the Web site for further details.

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Media Contact:  Stephanie L. Moritz  717-508-3238
Financial Contact:  James A. Edris  717-534-7556

                                                       Hershey Foods Corporation
                                              Summary of Consolidated Statements of Income
                                          for the periods ended July 4, 2004 and June 29, 2003
                                           (in thousands of dollars except per share amounts)

                                                               Second Quarter           Six Months
                                                               --------------           ----------

                                                            2004         2003          2004           2003
                                                            ----         ----          ----           ----

Net Sales                                                 $893,688     $849,115    $1,906,777    $1,802,277
                                                       ------------   ----------  ------------  ------------

Costs and Expenses:
   Cost of Sales                                           533,204      515,370     1,158,836     1,112,249
   Selling, Marketing and Administrative                   209,561      201,388       413,694       388,940
   Business Realignment Charge, net                          ---          3,885         ---           3,885
                                                       ------------   ----------- ------------  -------------

   Total Costs and Expenses                                742,765      720,643     1,572,530     1,505,074
                                                       ------------   ----------  ------------  ------------

Income Before Interest and Income Taxes (EBIT)             150,923      128,472       334,247       297,203
Interest Expense, net                                       15,488       15,544        30,342        30,155
                                                       ------------   ----------  ------------  ------------

Income Before Income Taxes                                 135,435      112,928       303,905       267,048
Provision for Income Taxes                                 (11,782)      41,444        49,541        98,006
                                                       ------------   ----------  ------------  ------------

Net Income                                                $147,217      $71,484      $254,364      $169,042
                                                       ============   ==========  ============  ============

Net Income Per Share - Basic - Common                        $0.58        $0.28         $1.00         $0.66
                                                       ============   ==========  ============  ============
                     - Basic - Class B                       $0.53        $0.25         $0.91         $0.60
                                                       ============   ==========  ============  ============
                     - Diluted                               $0.56        $0.27         $0.97         $0.64
                                                       ============   ==========  ============  ============

Shares Outstanding  - Basic - Common                       198,068      201,416       198,482       203,624
                                                       ============   ==========  ============  ============
                    - Basic - Class B                       60,844       60,844        60,844        60,844
                                                       ============   ==========  ============  ============
                    - Diluted                              261,707      263,966       261,871       266,188
                                                       ============   ==========  ============   ===========

Key Margins:
   Gross Margin                                              40.3%        39.3%         39.2%         38.3%
   EBIT Margin                                               16.9%        15.1%         17.5%         16.5%
   Net Margin                                                16.5%         8.4%         13.3%          9.4%

                                                             Hershey Foods Corporation
                                                Pro Forma Summary of Consolidated Statements of Income
                                                 for the periods ended July 4, 2004 and June 29, 2003
                                                  (in thousands of dollars except per share amounts)

                                                           Second Quarter                     Six Months
                                                           --------------                     ----------

                                                         2004           2003             2004              2003
                                                         ----           ----             ----              ----

Net Sales                                              $893,688        $849,115       $1,906,777      $1,802,277
                                                   -------------    ------------     ------------    ------------

Costs and Expenses:
   Cost of Sales                                        533,204         515,249 (a)    1,158,836       1,112,128 (a)
   Selling, Marketing and Administrative                209,561         201,388          413,694         388,940
   Business Realignment Charge, net                        ---             ---  (b)         ---             ---  (b)
                                                   -------------    ------------     ------------    ------------

   Total Costs and Expenses                             742,765         716,637        1,572,530       1,501,068
                                                   -------------    ------------     ------------    ------------

Income Before Interest and Income Taxes (EBIT)          150,923         132,478          334,247         301,209
Interest Expense, net                                    15,488          15,544           30,342          30,155
                                                   -------------    ------------     ------------    ------------

Income Before Income Taxes                              135,435         116,934          303,905         271,054
Provision for Income Taxes                               49,299 (c)      42,936          110,622 (c)      99,498
                                                   -------------    ------------     ------------    ------------

Net Income                                              $86,136         $73,998         $193,283        $171,556
                                                   =============    ============     ============    ============

Net Income Per Share - Basic - Common                     $0.34           $0.29            $0.76           $0.67
                                                   =============    ============     ============    ============
                     - Basic - Class B                    $0.31           $0.26            $0.69           $0.60
                                                   =============    ============     ============    ============
                     - Diluted                            $0.33           $0.28            $0.74           $0.64
                                                   =============    ============     ============    ============

Shares Outstanding  - Basic  - Common                   198,068         201,416          198,482         203,624
                                                   =============    ============     ============    ============
                    - Basic - Class B                    60,844          60,844           60,844          60,844
                                                   =============    ============     ============    ============
                    - Diluted                           261,707         263,966          261,871         266,188
                                                   =============    ============     ============    ============

Key Margins:
   Adjusted Gross Margin                                  40.3%           39.3%            39.2%           38.3%
   Adjusted EBIT Margin                                   16.9%           15.6%            17.5%           16.7%
   Adjusted Net Margin                                     9.6%            8.7%            10.1%            9.5%

    (a)     Excludes business realignment charge of $.1 million on a pre-tax and after-tax basis for the second quarter and for the six months.

    (b)     Excludes business realignment charge of $3.9 million pre-tax or $2.5 million after-tax for the second quarter and for the six months.

    (c)     Excludes tax provision adjustment of $(61.1) million for the second quarter and for the six months.

                                             Hershey Foods Corporation
                                            Consolidated Balance Sheets
                                       as of July 4, 2004 and December 31, 2003
                                             (in thousands of dollars)

Assets                                                        2004                      2003
------                                                        ----                      ----

Cash and Cash Equivalents                                      $19,475                $114,793
Accounts Receivable - Trade (Net)                              256,657                 407,612
Deferred Income Taxes                                           21,741                  13,285
Inventories                                                    721,503                 492,859
Prepaid Expenses and Other                                     156,045                 103,020
                                                          -------------           -------------

Total Current Assets                                         1,175,421               1,131,569

Net Plant and Property                                       1,670,862               1,661,939
Goodwill                                                       374,803                 388,960
Other Intangibles                                               38,334                  38,511
Other Assets                                                   348,409                 361,561
                                                          -------------           -------------

Total Assets                                                $3,607,829              $3,582,540
                                                          =============           =============

Liabilities and Stockholders' Equity
------------------------------------

Loans Payable                                                 $100,589                 $12,509
Accounts Payable                                               160,822                 132,222
Accrued Liabilities                                            377,958                 416,181
Taxes Payable                                                   ---                     24,898
                                                          -------------           -------------

Total Current Liabilities                                      639,369                 585,810

Long-Term Debt                                                 969,561                 968,499
Other Long-Term Liabilities                                    383,004                 370,776
Deferred Income Taxes                                          300,612                 377,589
                                                          -------------           -------------

Total Liabilities                                            2,292,546               2,302,674

Total Stockholders' Equity                                   1,315,283               1,279,866
                                                          -------------           -------------

Total Liabilities and Stockholders' Equity                  $3,607,829              $3,582,540
                                                          =============           =============